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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 14, 2002


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

            Pennsylvania                                 25-0900168
     (State or other jurisdiction                      (I.R.S. Employer
          of incorporation)                           Identification No.)


                               World Headquarters
                               1600 Technology Way
                                  P.O. Box 231
                        Latrobe, Pennsylvania 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibits are filed herewith and incorporated by reference into Registration Statement No. 333-40809 pertaining to certain debt securities of the Registrant.

Exhibit
Number    Description
-------   -----------

1 Underwriting Agreement, dated as of June 14, 2002, by and between the Registrant, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Lehman Brothers Inc., as representatives of the several Underwriters named in Schedule I thereto, relating to the issuance and sale of $300,000,000 aggregate principal amount of the Company's 7.20% Senior Notes due 2012

4.1 Indenture, dated as of June 19, 2002, by and between the Registrant and Bank One Trust Company, N.A., as Trustee

4.2 First Supplemental Indenture, dated as of June 19, 2002, by and between the Registrant and Bank One Trust Company, N.A., as Trustee

4.3       Form of 7.20% Senior Notes due 2012

5         Opinion of Buchanan Ingersoll Professional Corporation

12.1      Computation of ratio of earnings to fixed charges

12.2      Computation of pro-forma ratio of earnings to fixed charges

23        Consent of Buchanan Ingersoll Professional Corporation
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    KENNAMETAL INC.


Date: June 20, 2002                                 By: /s/ TIMOTHY A. HIBBARD
                                                    ----------------------------
                                                    Timothy A. Hibbard
                                                    Corporate Controller
                                                    and Chief Accounting Officer

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                                 EXHIBIT INDEX

Number              Description                                 Method of Filing
------              -----------                                 ----------------
1         Underwriting Agreement, dated as of June 14, 2002     Filed herewith

4.1       Indenture, dated as of June 19, 2002, by and
          between the Registrant and Bank One Trust Company,
          N.A., as Trustee                                      Filed herewith

4.2       First Supplemental Indenture, dated as of June 19,
          2002, by and between the Registrant and Bank One
          Trust Company, N.A. as Trustee                        Filed herewith

4.3       Form of 7.20% Senior Notes due 2012                   Filed herewith

5         Opinion of Buchanan Ingersoll Professional
          Corporation                                           Filed herewith

12.1      Computation of ratio of earnings to fixed charges     Filed herewith

12.2      Computation of pro-forma ratio of earnings to
          fixed charges                                         Filed herewith

23        Consent of Buchanan Ingersoll Corporation             Included in
                                                                Exhibit 5